UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2024 (August 7, 2024)

ASCENT SOLAR TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32919	20-3672603
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Grant Street
Thornton, CO	80241
(Address of principal executive offices)	(Zip Code)

(720) 872-5000
(Registrant’s telephone number, including area code)

Not Applicable

(Former name, or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ASTI	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As described below, the Company held its 2024 Annual Meeting of Stockholders on August 7, 2024. At the Annual Meeting, the Company’s stockholders approved an amendment to the Company’s 2023 Equity Incentive Plan to increase the number of shares of common stock subject to the 2023 Equity Incentive Plan from 525,000 to 15,525,000.

A summary of the material terms of the amended 2023 Plan is set forth in the Company’s definitive proxy statement on Schedule 14A for the Annual Meeting filed with the U.S. Securities and Exchange Commission on June 22, 2024 (the “Proxy Statement”). The summaries of the amended 2023 Plan set forth in the Proxy Statement are qualified in their entirety by reference to the full text of the amended 2023 Plan, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and incorporated herein by reference.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On August 7, 2024, the Company convened its 2024 Annual Meeting of Stockholders. The matters voted upon at the Annual Meeting and the results of such voting are set forth below.

Proposal 1 - Election one Class C director to serve a three year term ending in 2027 until his respective successors is duly elected and qualified.

Nominee	Votes For	Against	Abstain	Broker Non-Votes
David Peterson (Class C)	8,418,900	788,644	640,866	17,753,617

David Peterson was duly elected.

Proposal 2 - Ratification of appointment of independent registered accounting firm – Haynie & Company

Votes For	Votes Against	Abstain	Broker Non-Votes
25,758,029	1,394,323	449,675	0

 Proposal 2 was approved.

Proposal 3 – Approval of an amendment to the Company’s 2023 Equity Incentive Plan

Votes For	Votes Against	Abstain	Broker Non-Votes
7,251,464	2,534,993	61,953	17,753,617

Proposal 3 was approved.

Proposal 4 – Approval to amend the Company’s certificate of incorporation to effect a reverse stock split

	Votes For	Votes Against	Abstain	Broker Non-Votes
Common Stock	18,009,198	9,455,226	137,602	0
Preferred Series Z	117,442,672	61,659,991	897,337	0
Total	135,451,870	71,115,217	1,034,939	0

Proposal 4 was approved.

Proposal 5 – Approval, on an advisory basis, the compensation of the Company’s Named Executive Officers

Votes For	Votes Against	Abstain	Broker Non-Votes
6,619,008	2,886,544	342,858	17,753,617

Proposal 5 was approved.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits
	Exhibit Number	Description
	10.1	Ascent Solar 2023 Equity Incentive Plan (as amended through August 7, 2024)
	104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASCENT SOLAR TECHNOLOGIES, INC.

August 13, 2024	By:	/s/ Jin Jo
Name: Jin Jo
Title: Chief Financial Officer